PRESS RELEASE

Occidental Announces 2nd Quarter 2026 Results

•Increased quarterly dividend by an additional 8% this year to $0.28 per share, payable October 15, 2026, to stockholders of record as of September 10, 2026
•Reduced principal debt by $1.9 billion to $11.8 billion, advancing toward the $10.0 billion milestone
•Generated $5.1 billion of operating cash flow from continuing operations and $4.6 billion of operating cash flow before working capital
•Delivered $3.0 billion of free cash flow before working capital from continuing operations, the highest level since the third quarter of 2022, with capital expenditures of $1.6 billion
•Produced 1,433 Mboed globally, exceeding the high end of guidance
•Midstream and marketing pre-tax adjusted income exceeded the high end of guidance
•Reported EPS of $2.75; adjusted EPS from continuing operations of $2.40

HOUSTON — August 5, 2026 — Occidental (NYSE: OXY) today announced results for the second quarter of 2026, including net income attributable to common stockholders of $2.8 billion, or earnings per diluted share (EPS) of $2.75, and adjusted income attributable to common stockholders of $2.4 billion, or adjusted EPS from continuing operations of $2.40.

"Our second quarter results demonstrate the strength of Oxy's resources and the competitive advantages that position us for continued value creation,” said Richard Jackson, President and Chief Executive Officer. “We are unlocking more from our assets through our industry-leading advanced recovery capabilities and differentiated value-based development approach. At the same time, we remain focused on executing from a strong balance sheet, organically improving our resources and continuing to deliver cost efficiencies. Through consistent execution on these priorities, we expect to generate significant free cash flow growth by 2030 and sustainable long-term value for our shareholders."

QUARTERLY RESULTS
Oil and Gas

Pre-tax income from oil and gas totaled $2.8 billion for the second quarter of 2026, compared to $1.0 billion for the first quarter of 2026. Excluding items affecting comparability, the increase was primarily driven by higher realized crude oil prices, partially offset by lower domestic natural gas prices. Second quarter average WTI and Brent marker prices were $92.79 per barrel and $97.06 per barrel, respectively. Average worldwide realized crude oil prices increased 38% from the previous quarter to $96.78 per barrel. Average worldwide realized natural gas liquids prices increased 30% to $24.64 per barrel. Average domestic realized gas prices were negative $1.48 per thousand cubic feet (Mcf).

Total global production averaged 1,433 thousand barrels of oil equivalent per day (Mboed) for the second quarter of 2026, exceeding the high end of guidance, with the Permian and Gulf of America business units outperforming.

Midstream and Marketing

Midstream and marketing reported pre-tax income of $1.3 billion for the second quarter of 2026, compared to a pre-tax loss of $87 million in the previous quarter. Excluding items affecting comparability, midstream and marketing results exceeded the high end of guidance. Quarter-over-quarter improvement was driven by higher crude margins related to the timing of crude sales and higher gas margins from transportation capacity optimizations. WES equity method investment income for the second quarter was $149 million.

Supplemental Non-GAAP Measures
This press release refers to adjusted income - continuing operations, operating cash flow before working capital - continuing operations, capital expenditures, net of noncontrolling interest - continuing operations, free cash flow before working capital - continuing operations and adjusted general and administrative (G&A), other operating and non-operating expenses, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income - continuing operations and a reconciliation to net income (loss), along with operating cash flow before working capital - continuing operations, capital expenditures, net of noncontrolling interest - continuing operations, free cash flow before working capital - continuing operations and adjusted G&A, other operating and non-operating expenses and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental's definition of adjusted income - continuing operations, operating cash flow before working capital - continuing operations, capital expenditures, net of noncontrolling interest - continuing operations, free cash flow before working capital - continuing operations and adjusted G&A, other operating and non-operating expenses may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company that produces, markets and transports oil and natural gas to maximize value and provide resources fundamental to life. The company leverages its global leadership in carbon management to advance lower-carbon technologies and products. Headquartered in Houston, Occidental primarily operates in the United States, the Middle East and North Africa. To learn more, visit oxy.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental's expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as "estimate," "project," "predict," "will," "would," "should," "could," "may," "might," "anticipate," "plan," "intend," "believe," "expect," "aim," "goal," "target," "objective," "commit," "advance," "guidance," "priority," "focus," "assumption," "likely" or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statement as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental's indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental's ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental's credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental's products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events (such as in Latin America); inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses, including retained liabilities and indemnification obligations associated with the chemical business; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental's ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental's competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental's oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses and announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental's ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental's operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental's other filings with the U.S. Securities and Exchange Commission, including Occidental's Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Babatunde A. Cole
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com

Occidental Petroleum Corporation
Second Quarter 2026
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results
a.Reported and Adjusted Segment Results
b.Reconciliation of EPS and Summary of Income Taxes for Adjusted Segment Results
4.Consolidated Condensed Statements of Operations
5.Consolidated Condensed Balance Sheets
6.Consolidated Condensed Statements of Cash Flows
a.Consolidated Condensed Statements of Cash Flows
b.Detail of Free Cash Flow (non-GAAP), Capital Expenditures, Net of Noncontrolling Interest (non-GAAP) and Depreciation, Depletion and Amortization
7.Oil & Gas Net Production Volumes Per Day by Geographic Locations
•MBOE/D
•By Commodity
8.Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographic Locations
•MBOE/D
•Realized Prices and Related Index Prices
9.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

	2025						2026
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4		TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4		YTD
Net Income ($ millions)
Reported income attributable to common stockholders	$766	$288	$661	$(68)		$1,647	$3,175	$2,807	$—	$		$5,982
Reported EPS - Diluted ($/share)	$0.77	$0.26	$0.65	$(0.07)		$1.61	$3.13	$2.75	$—		$—	$5.89
Effective tax rate - Reported income - Continuing Operations (%)	29%	40%	28%	43%	(a)	33%	39%	23%	—%	—%		25%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$722	$266	$513	$174		$1,675	$1,070	$2,443	$—	$		$3,513
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.73	$0.26	$0.51	$0.17		$1.67	$1.06	$2.40	$—		$—	$3.46
Effective tax rate - Adjusted income - Continuing Operations (%)	29%	36%	29%	35%		31%	26%	23%	—%	—%		24%

Average Shares Outstanding - Reported Income and Adjusted Income
Basic (millions)	941.3	985.1	986.4	988.0		975.5	989.8	997.1				993.7
Diluted (millions)	982.9	1,010.4	1,003.1	1,002.9		1,000.1	1,006.9	1,012.2				1,009.8

Daily Production Volumes
Total US (MBOE/D)	1,167	1,167	1,227	1,246		1,202	1,206	1,228				1,217
US Oil (MBBL/D)	601	604	634	636		620	612	614				613
Worldwide Production (MBOE/D)	1,391	1,400	1,465	1,481		1,434	1,426	1,433				1,429
Worldwide Sales (MBOE/D)	1,391	1,397	1,468	1,480		1,434	1,428	1,433				1,430

Commodity Price Realizations
Worldwide Oil ($/BBL)	$71.07	$63.76	$64.78	$59.22		$64.60	$69.91	$96.78	$	$		$83.37
Worldwide NGL ($/BBL)	$25.94	$20.71	$19.60	$16.68		$20.60	$18.99	$24.64	$	$		$21.86
Domestic Gas ($/MCF)	$2.42	$1.33	$1.48	$1.12		$1.58	$1.01	$(1.48)	$	$		$(0.26)

Free Cash Flow - Continuing Operations ($ millions) (Non-GAAP) (d)
Operating cash flow before working capital (Non-GAAP)	$2,771	$2,408	$2,949	$2,545		10,673	$3,251	$4,610	$—		$—	$7,861
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,619)	(1,654)	(1,473)	(1,481)		(6,227)	(1,504)	(1,589)	—	—		(3,093)
Free Cash Flow Before Working Capital (Non-GAAP)	$1,152	$754	$1,476	$1,064		$4,446	$1,747	$3,021	$—		$—	$4,768

	2025						2026
Year-to-date	Mar	Jun	Sep	Dec			Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders	$766	$1,054	$1,715	$1,647			$3,175	$5,982
Reported EPS - Diluted ($/share)	$0.77	$1.03	$1.68	$1.61			$3.13	$5.89
Effective tax rate - Reported income - Continuing Operations (%)	29%	33%	31%	33%			39%	25%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$722	$988	$1,501	$1,675			$1,070	$3,513
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.73	$0.98	$1.50	$1.67			$1.06	$3.46
Effective tax rate - Adjusted income - Continuing Operations (%)	29%	31%	31%	31%			26%	24%

Average Shares Outstanding - Reported Income and Adjusted Income
Basic (millions)	941.3	963.5	971.2	975.5			989.8	993.7
Diluted (millions)	982.9	997.0	999.1	1,000.1			1,006.9	1,009.8

Daily Production Volumes
Total US (MBOE/D)	1,167	1,167	1,187	1,202			1,206	1,217
US Oil (MBBL/D)	601	603	614	620			612	613
Worldwide Production (MBOE/D)	1,391	1,395	1,419	1,434			1,426	1,429
Worldwide Sales (MBOE/D)	1,391	1,394	1,416	1,434			1,428	1,430

Commodity Price Realizations
Worldwide Oil ($/BBL)	$71.07	$67.37	$66.46	$64.60			$69.91	$83.37
Worldwide NGL ($/BBL)	$25.94	$23.29	$21.99	$20.60			$18.99	$21.86
Domestic Gas ($/MCF)	$2.42	$1.88	$1.74	$1.58			$1.01	$(0.26)

Free Cash Flow - Continuing Operations ($ millions) (Non-GAAP) (d)
Operating cash flow before working capital (Non-GAAP)	$2,771	$5,179	$8,128	$10,673			$3,251	$7,861	$7,861		$7,861
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,619)	(3,273)	(4,746)	(6,227)			(1,504)	(3,093)	(3,093)	(3,093)
Free Cash Flow Before Working Capital (Non-GAAP)	$1,152	$1,906	$3,382	$4,446			$1,747	$4,768	$4,768		$4,768

(a) Percentage impacted by reported net loss.
(b) See schedule 3a for non-GAAP reconciliation.
(c) See schedule 3b for non-GAAP reconciliation.
(d) See schedule 6b for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2025					2026
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Crude oil derivative gains (losses)	$—	$—	$—	$—	$—	$(339)	$105			$(234)
Losses on sales of assets and other, net	—	—	(52)	(47)	(99)	(30)	(15)			(45)
Legal reserves and other	—	(65)	—	(40)	(105)	—	—			—
Asset impairments and other charges, net	—	—	—	(6)	(6)	—	—			—
Total Domestic	—	(65)	(52)	(93)	(210)	(369)	90	—	—	(279)
International
Gains on sale of assets and other, net	—	—	30	—	30	—	—			—
Total International	—	—	30	—	30	—	—	—	—	—
Total Oil and Gas	—	(65)	(22)	(93)	(180)	(369)	90	—	—	(279)

Midstream & Marketing
Derivative gains (losses), net (a)	(84)	95	(31)	(9)	(29)	(409)	178			(231)
Gains (losses) on sales of assets and other, net	—	—	—	301	301	(164)	199			35
Asset impairments and other charges (a)	—	(162)	—	(325)	(487)	(105)	—			(105)
Equity method investments fair value gains	—	—	61	—	61	—	—			—
Total Midstream & Marketing	(84)	(67)	30	(33)	(154)	(678)	377	—	—	(301)

Corporate
Early debt extinguishment	—	—	—	20	20	(237)	47			(190)
Early retirement costs	—	—	—	(39)	(39)	(15)	(39)			(54)
Acquisition-related costs	(6)	(6)	(1)	—	(13)	—	—			—
Total Corporate	(6)	(6)	(1)	(19)	(32)	(252)	8	—	—	(244)

State tax rate revaluation	—	—	—	(10)	(10)	—	—			—
Income tax impact on items affecting comparability	19	30	5	32	86	281	(107)			174
Income (loss) from continuing operations	(71)	(108)	12	(123)	(290)	(1,018)	368	—	—	(650)
Discontinued operations, net of taxes	115	130	136	(119)	262	3,123	(4)			3,119
Total	$44	$22	$148	$(242)	$(28)	$2,105	$364	$—	$—	$2,469

	2025					2026
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Crude oil derivative gains (losses)	$—	$—	$—	$—	$—	$(266)	$82			$(184)
Losses on sales of assets and other, net	—	—	(41)	(37)	(78)	(24)	(11)			(35)
Legal reserves and other	—	(51)	—	(31)	(82)	—	—			—
Asset impairments and other charges, net	—	—	—	(5)	(5)	—	—			—
Total Domestic	—	(51)	(41)	(73)	(165)	(290)	71	—	—	(219)
International
Gains on sale of assets and other, net	—	—	30	—	30	—	—			—
Total International	—	—	30	—	30	—	—	—	—	—
Total Oil and Gas	—	(51)	(11)	(73)	(135)	(290)	71	—	—	(219)

Midstream & Marketing
Derivative gains (losses), net (a)	(66)	74	(24)	(7)	(23)	(320)	139			(181)
Gains (losses) on sales of assets and other, net	—	—	—	236	236	(128)	157			29
Asset impairments and other charges (a)	—	(127)	—	(254)	(381)	(82)	—			(82)
Equity method investments fair value gains	—	—	48	—	48	—	—			—
Total Midstream & Marketing	(66)	(53)	24	(25)	(120)	(530)	296	—	—	(234)
Corporate
Early debt extinguishment	—	—	—	16	16	(186)	37			(149)
Early retirement costs	—	—	—	(31)	(31)	(12)	(36)			(48)
Acquisition-related costs	(5)	(4)	(1)	—	(10)	—	—			—
Total Corporate	(5)	(4)	(1)	(15)	(25)	(198)	1	—	—	(197)

State tax rate revaluation	—	—	—	(10)	(10)	—	—			—
Income (loss) from continuing operations	(71)	(108)	12	(123)	(290)	(1,018)	368	—	—	(650)
Discontinued operations, net of taxes	115	130	136	(119)	262	3,123	(4)			3,119
Total	$44	$22	$148	$(242)	$(28)	$2,105	$364	$—	$—	$2,469
(a) 2025 included charges and derivative gains (losses) from income from equity investments and other.

SCHEDULE 3a
Occidental Petroleum Corporation
Reported and Adjusted Segment Results
(amounts in millions, except per share and effective tax rate amounts)

	2025					2026
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Domestic	$1,332	$518	$881	$324	$3,055	$703	$2,255			$2,958
International	365	416	419	331	1,531	314	594			908
Total Oil & Gas	1,697	934	1,300	655	4,586	1,017	2,849	—	—	3,866
Midstream & Marketing	(72)	39	81	204	252	(87)	1,338			1,251
Segment income	1,625	973	1,381	859	4,838	930	4,187	—	—	5,117
Corporate
Interest	(310)	(271)	(266)	(232)	(1,079)	(432)	(108)			(540)
Other	(138)	(142)	(130)	(221)	(631)	(108)	(164)			(272)
Income from continuing operations before taxes	1,177	560	985	406	3,128	390	3,915	—	—	4,305
Taxes
Federal and state	(200)	(23)	(120)	(94)	(437)	(19)	(663)			(682)
International	(147)	(199)	(159)	(79)	(584)	(135)	(252)			(387)
Income from continuing operations	830	338	706	233	2,107	236	3,000	—	—	3,236
Less: Net income attributable to noncontrolling interest	(9)	(10)	(12)	(12)	(43)	(14)	(19)			(33)
Less: Preferred stock dividends and redemption premiums	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
Net income from continuing operations attributable to common stockholders	651	158	525	51	1,385	52	2,811	—	—	2,863
Discontinued operations, net of taxes	115	130	136	(119)	262	3,123	(4)			3,119
Net income attributable to common stockholders	$766	$288	$661	$(68)	$1,647	$3,175	$2,807	$—	$—	$5,982
Reported diluted income per share	$0.77	$0.26	$0.65	$(0.07)	$1.61	$3.13	$2.75	$—	$—	$5.89
Effective Tax Rate - Continuing Operations	29%	40%	28%	43%	33%	39%	23%			25%

Items Affecting Comparability
Domestic	$—	$(65)	$(52)	$(93)	$(210)	$(369)	$90	$—	$—	$(279)
International	—	—	30	—	30	—	—	—	—	—
Total Oil & Gas	—	(65)	(22)	(93)	(180)	(369)	90	—	—	(279)
Midstream & Marketing	(84)	(67)	30	(33)	(154)	(678)	377	—	—	(301)
Segment income (loss)	(84)	(132)	8	(126)	(334)	(1,047)	467	—	—	(580)
Corporate
Interest	—	—	—	20	20	(237)	47	—		(190)
Other	(6)	(6)	(1)	(39)	(52)	(15)	(39)		—	(54)
Income (loss) from continuing operations before taxes	(90)	(138)	7	(145)	(366)	(1,299)	475	—	—	(824)
Taxes
Federal and state	19	30	5	22	76	281	(107)	—	—	174
International	—	—	—	—	—	—	—	—	—	—
Income (loss) from continuing operations	(71)	(108)	12	(123)	(290)	(1,018)	368	—	—	(650)
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—
Less: Preferred stock redemption premiums	—	—	—	—	—	—	—	—	—	—
Net Income (loss) from continuing operations attributable to common stockholders	(71)	(108)	12	(123)	(290)	(1,018)	368	—	—	(650)
Discontinued operations, net of taxes	115	130	136	(119)	262	3,123	(4)	—	—	3,119
Net income (loss) attributable to common stockholders	$44	$22	$148	$(242)	$(28)	$2,105	$364	$—	$—	$2,469

Adjusted Income (Non-GAAP) (a)
Domestic	$1,332	$583	$933	$417	$3,265	$1,072	$2,165	$—	$—	$3,237
International	365	416	389	331	1,501	314	594	—	—	908
Total Oil & Gas	1,697	999	1,322	748	4,766	1,386	2,759	—	—	4,145
Midstream & Marketing	12	106	51	237	406	591	961	—	—	1,552
Adjusted segment income	1,709	1,105	1,373	985	5,172	1,977	3,720	—	—	5,697
Corporate
Interest	(310)	(271)	(266)	(252)	(1,099)	(195)	(155)	—	—	(350)
Other	(132)	(136)	(129)	(182)	(579)	(93)	(125)	—	—	(218)
Adjusted income from continuing operations before taxes	1,267	698	978	551	3,494	1,689	3,440	—	—	5,129
Taxes
Federal and state	(219)	(53)	(125)	(116)	(513)	(300)	(556)	—	—	(856)
International	(147)	(199)	(159)	(79)	(584)	(135)	(252)	—	—	(387)
Adjusted income from continuing operations	901	446	694	356	2,397	1,254	2,632	—	—	3,886
Less: Net income attributable to noncontrolling interest	(9)	(10)	(12)	(12)	(43)	(14)	(19)	—	—	(33)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)	—	—	(340)
Adjusted income attributable to common stockholders	$722	$266	$513	$174	$1,675	$1,070	$2,443	$—	$—	$3,513
Adjusted diluted earnings per share (Non-GAAP)	$0.73	$0.26	$0.51	$0.17	$1.67	$1.06	$2.40			$3.46
Effective Tax Rate - Continuing Operations	29%	36%	29%	35%	31%	26%	23%			24%

(a) Non-GAAP Measure. Adjusted income - continuing operations is a non-GAAP measure. Occidental defines adjusted income - continuing operations as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported net income is considered representative of management's performance over the long term, and adjusted income - continuing operations is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 3b

Occidental Petroleum Corporation
Reconciliation of EPS and Summary of Income Taxes for Adjusted Results
(amounts in millions, except per share and effective tax rate amounts)

	2025					2026
RECONCILIATION OF EARNINGS PER SHARE	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Reported Diluted Earnings Per Share (GAAP)	$0.77	$0.26	$0.65	$(0.07)	$1.61	$3.13	$2.75			$5.89
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$(0.05)	$(0.05)	$(0.07)	$(0.16)	$(0.37)	$0.09			$(0.27)
International	—	—	0.03	—	0.03	—	—			—
Midstream & Marketing	(0.07)	(0.06)	0.02	(0.02)	(0.13)	(0.67)	0.37			(0.30)
Corporate
Interest	—	—	—	0.02	0.02	(0.24)	0.05			(0.19)
Other	(0.01)	—	—	(0.03)	(0.04)	(0.01)	(0.04)			(0.05)
Taxes	—	—	—	(0.01)	(0.01)	0.28	(0.11)			0.17
Adjustment to diluted average shares for adjusted income & Warrant Inducements	—	(0.02)	—	(0.01)	(0.03)	—	—			—
Discontinued operations, net of taxes	0.12	0.13	0.14	(0.12)	0.26	3.08	(0.01)			3.07
Total After-Tax Adjustments for Items Affecting Comparability	$0.04	$—	$0.14	$(0.24)	$(0.06)	$2.07	$0.35	$—	$—	$2.43

Adjusted diluted earnings per share (Non-GAAP)	$0.73	$0.26	$0.51	$0.17	$1.67	$1.06	$2.40	$—	$—	$3.46

Average Diluted Shares Outstanding - Reported (millions)	982.9	1,010.4	1,003.1	1,002.9	1,000.1	1,006.9	1,012.2	0.0	0.0	1,009.8
Average Diluted Shares Outstanding - Adjusted (millions) (Non-GAAP)	982.9	1,010.4	1,003.1	1,002.9	1,000.1	1,006.9	1,012.2	0.0	0.0	1,009.8

ADJUSTED INCOME TAX BENEFIT (EXPENSE) - CONTINUING OPERATIONS	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Current	$(286)	$(183)	$31	$(159)	$(597)	$(318)	$(600)			$(918)
Deferred	(80)	(69)	(315)	(36)	(500)	(117)	(215)			(332)
TOTAL ADJUSTED INCOME TAX BENEFIT (EXPENSE) - CONTINUING OPERATIONS	$(366)	$(252)	$(284)	$(195)	$(1,097)	$(435)	$(815)	$—	$—	$(1,250)

Non-GAAP Measure. Adjusted income - continuing operations is a non-GAAP measure. Occidental defines adjusted income - continuing operations as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported net income is considered representative of management's performance over the long term, and adjusted income - continuing operations is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2025					2026
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$5,683	$5,009	$5,404	$4,806	$20,902	$4,975	$6,882			$11,857
Midstream & Marketing	173	390	265	451	1,279	397	1,326			1,723
Eliminations	(152)	(141)	(150)	(145)	(588)	(142)	(143)			(285)
Total	5,704	5,258	5,519	5,112	21,593	5,230	8,065	—	—	13,295
Interest, dividends and other income	53	48	60	58	219	81	82			163
Gains (losses) on sale of assets and other, net	(19)	(5)	34	253	263	(202)	180			(22)
Total	5,738	5,301	5,613	5,423	22,075	5,109	8,327	—	—	13,436

COSTS AND OTHER DEDUCTIONS
Oil and gas lease operating expense	1,217	1,135	1,174	1,155	4,681	1,118	1,117			2,235
Transportation and gathering expense	452	448	476	460	1,836	421	463			884
General and administrative expense	241	257	238	250	986	245	262			507
Other operating and non-operating expense	326	445	357	428	1,556	356	332			688
Taxes other than on income	264	269	248	249	1,030	259	342			601
Depreciation, depletion and amortization	1,804	1,823	1,947	1,959	7,533	1,794	1,847			3,641
Asset impairments and other charges	—	—	—	60	60	120	38			158
Acquisition-related costs	6	6	1	—	13	—	—			—
Exploration expense	55	83	66	45	249	110	37			147
Interest and debt expense, net	310	271	266	232	1,079	432	108			540
Total	4,675	4,737	4,773	4,838	19,023	4,855	4,546	—	—	9,401
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	1,063	564	840	585	3,052	254	3,781	—	—	4,035
OTHER ITEMS
Income (loss) from equity investments and other	114	(4)	145	(179)	76	136	134			270
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,177	560	985	406	3,128	390	3,915	—	—	4,305
Income tax expense	(347)	(222)	(279)	(173)	(1,021)	(154)	(915)			(1,069)
INCOME FROM CONTINUING OPERATIONS	830	338	706	233	2,107	236	3,000	—	—	3,236
Income (loss) from discontinued operations, net of tax	115	130	136	(119)	262	3,123	(4)			3,119
NET INCOME	945	468	842	114	2,369	3,359	2,996	—	—	6,355
Less: Net income attributable to noncontrolling interest	(9)	(10)	(12)	(12)	(43)	(14)	(19)			(33)
Less: Preferred stock dividend	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$766	$288	$661	$(68)	$1,647	$3,175	$2,807	$—	$—	$5,982

EARNINGS PER SHARE
Income from continuing operations	$0.69	$0.14	$0.53	$0.05	$1.38	$0.05	$2.80			$2.86
Discontinued operations, net	0.12	0.13	0.14	(0.12)	0.27	3.14	—			3.12
BASIC EARNINGS PER COMMON SHARE	$0.81	$0.27	$0.67	$(0.07)	$1.65	$3.19	$2.80	$—	$—	$5.98

Income from continuing operations	$0.65	$0.13	$0.51	$0.05	$1.35	$0.05	$2.76			$2.82
Discontinued operations, net	0.12	0.13	0.14	(0.12)	0.26	3.08	(0.01)			3.07
DILUTED EARNINGS PER COMMON SHARE	$0.77	$0.26	$0.65	$(0.07)	$1.61	$3.13	$2.75	$—	$—	$5.89

DIVIDENDS PER COMMON SHARE	$0.24	$0.24	$0.24	$0.24	$0.96	$0.26	$0.26			$0.52

AVERAGE COMMON SHARES OUTSTANDING
BASIC	941.3	985.1	986.4	988.0	975.5	989.8	997.1			993.7
DILUTED	982.9	1,010.4	1,003.1	1,002.9	1,000.1	1,006.9	1,012.2			1,009.8

INCOME TAX BENEFIT (EXPENSE) - CONTINUING OPERATIONS	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$(330)	$(57)	$20	$60	$(307)	$10	$19			$29
State and local	(13)	(4)	6	11	—	2	(5)			(3)
International	(129)	(173)	(153)	(132)	(587)	(116)	(222)			(338)
Total	(472)	(234)	(127)	(61)	(894)	(104)	(208)	—	—	(312)
DEFERRED
Federal	139	39	(142)	(135)	$(99)	(28)	(650)			$(678)
State and local	4	(1)	(4)	(30)	(31)	(3)	(27)			(30)
International	(18)	(26)	(6)	53	3	(19)	(30)			(49)
Total	125	12	(152)	(112)	(127)	(50)	(707)	—	—	(757)
TOTAL INCOME TAX EXPENSE - CONTINUING OPERATIONS	$(347)	$(222)	$(279)	$(173)	$(1,021)	$(154)	$(915)	$—	$—	$(1,069)

ADJUSTED G&A, OTHER OPERATING AND NON-OPERATING EXPENSES (NON-GAAP)
General and administrative expense	$241	$257	$238	$250	$986	$245	$262	$—	$—	$507
Other operating and non-operating expense	326	445	357	428	1,556	356	332	—	—	688
Total G&A, Other Operating and Non-Operating Expenses (GAAP)	567	702	595	678	2,542	601	594	—	—	1,195
Less: Items Affecting Comparability	—	(65)	—	—	(65)	—	—	—	—	—
Adjusted G&A, Other Operating and Non-Operating Expenses (NON-GAAP) (a)	$567	$637	$595	$678	$2,477	$601	$594	$—	$—	$1,195
(a) Non-GAAP Measures. Adjusted G&A, other operating and non-operating expenses is a non-GAAP measure. Occidental defines adjusted G&A, other operating and non-operating expenses as the sum of general and administrative expense and other operating and non-operating expense less items affecting comparability.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2025				2026
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,604	$2,314	$2,141	$1,968	$3,811	$4,150
Trade receivables, net	2,858	2,718	2,489	2,575	3,677	3,142
Joint interest receivables	657	638	667	684	791	902
Inventories	1,751	1,493	1,720	1,823	1,862	2,185
Other current assets	541	561	589	601	933	753
Assets held for sale	1,305	1,253	1,206	1,176	—	—
Total current assets	9,716	8,977	8,812	8,827	11,074	11,132	—	—

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	132,792	134,215	135,670	137,753	138,123	134,409
Accumulated depreciation, depletion and amortization	(68,239)	(69,835)	(72,337)	(74,110)	(75,007)	(71,809)
Net property, plant and equipment	64,553	64,380	63,333	63,643	63,116	62,600	—	—

OPERATING LEASE ASSETS	733	962	952	908	890	829
INVESTMENTS IN UNCONSOLIDATED ENTITIES	2,616	2,450	2,505	2,475	2,341	2,569
NON-CURRENT ASSETS HELD FOR SALE	4,587	4,829	5,005	5,344	—	—
OTHER LONG-TERM ASSETS	2,762	2,762	2,865	2,989	3,043	3,228
TOTAL ASSETS	$84,967	$84,360	$83,472	$84,186	$80,464	$80,358	$—	$—

CURRENT LIABILITIES
Current maturities of long-term debt	$1,557	$433	$1,613	$1,773	$424	$203
Accounts payable	3,432	3,474	3,200	3,285	3,776	3,572
Accrued liabilities	3,921	3,961	3,896	3,592	4,953	4,117
Liabilities held for sale	713	696	712	778	—	—
Total current liabilities	9,623	8,564	9,421	9,428	9,153	7,892	—	—

LONG-TERM DEBT, NET	24,038	23,343	20,825	20,623	15,247	13,540

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	5,263	5,245	5,402	5,636	5,033	5,671
Asset retirement obligations	3,733	3,703	3,732	4,172	4,128	3,656
Non-current liabilities held for sale	351	382	397	418	—	—
Other deferred credits and liabilities	6,854	6,947	6,929	7,311	7,343	7,218
Total deferred credits and other liabilities	16,201	16,277	16,460	17,537	16,504	16,545	—	—
EQUITY
Preferred stock, $1.00 per share par value	8,287	8,287	8,287	8,287	8,287	8,287
Common stock, $0.20 per share par value	234	243	243	243	244	246
Treasury stock	(15,597)	(15,597)	(15,597)	(15,597)	(15,676)	(15,714)
Additional paid-in capital	19,892	20,849	20,926	21,008	21,077	21,386
Retained earnings	21,726	21,776	22,198	21,891	24,806	27,350
Accumulated other comprehensive income	170	164	204	202	194	191
Total stockholders' equity	34,712	35,722	36,261	36,034	38,932	41,746	—	—
Noncontrolling interest	393	454	505	564	628	635
Total equity	35,105	36,176	36,766	36,598	39,560	42,381	—	—

TOTAL LIABILITIES AND EQUITY	$84,967	$84,360	$83,472	$84,186	$80,464	$80,358	$—	$—

SCHEDULE 6a
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows
(amounts in millions)

	2025					2026
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$945	$468	$842	$114	$2,369	$3,359	$2,996	$—	$—	$6,355
Adjustments to reconcile net income to net cash from operating activities:
Discontinued operations, net	(115)	(130)	(136)	119	(262)	(3,123)	4			(3,119)
Depreciation, depletion and amortization	1,804	1,823	1,947	1,959	7,533	1,794	1,847			3,641
Deferred income tax provision (benefit)	(125)	(12)	152	112	127	50	707			757
Asset impairments and other charges	—	—	—	21	21	105	—			105
Losses (gains) on sales of assets and other, net	19	5	(34)	(253)	(263)	202	(180)			22
Undistributed losses from equity investments	46	183	33	357	619	31	31			62
Dry hole expense	17	46	36	10	109	77	(2)			75
Other noncash charges to income, net	180	25	109	106	420	756	(793)			(37)
Changes in operating assets and liabilities:
(Increase) decrease in trade receivables	(19)	140	226	(95)	252	(1,101)	535			(566)
(Increase) decrease in inventories	—	286	(211)	(63)	12	(26)	(308)			(334)
(Increase) decrease in joint interest receivables and other current assets	(3)	29	(100)	12	(62)	(285)	113			(172)
Increase (decrease) in accounts payable and accrued liabilities	(766)	108	(439)	133	(964)	(482)	168			(314)
Increase (decrease) in current domestic and foreign income taxes	49	(242)	22	(134)	(305)	35	(32)			3
Operating cash flow from continuing operations	2,032	2,729	2,447	2,398	9,606	1,392	5,086	—	—	6,478
Operating cash flow from discontinued operations	116	231	343	236	926	(111)	(815)			(926)
Net cash provided by operating activities	2,148	2,960	2,790	2,634	10,532	1,281	4,271	—	—	5,552

CASH FLOW FROM INVESTING ACTIVITIES
Capital expenditures	(1,682)	(1,705)	(1,512)	(1,528)	(6,427)	(1,554)	(1,589)			(3,143)
Change in capital accrual	50	(24)	(68)	74	32	(25)	(40)			(65)
Purchases of assets, businesses and equity investments, net	(52)	(56)	(123)	(49)	(280)	(25)	(69)			(94)
Proceeds from sale of assets and equity investments, net	1,306	144	780	48	2,278	57	14			71
Equity investments and other, net	(75)	(74)	(60)	(77)	(286)	(66)	(98)			(164)
Investing cash flow from continuing operations	(453)	(1,715)	(983)	(1,532)	(4,683)	(1,613)	(1,782)	—	—	(3,395)
Investing cash flow from discontinued operations	(278)	(284)	(276)	(278)	(1,116)	9,461	—			9,461
Net cash provided (used) by investing activities	(731)	(1,999)	(1,259)	(1,810)	(5,799)	7,848	(1,782)	—	—	6,066

FINANCING CASH FLOW
Payments of debt	(518)	(1,762)	(1,304)	(170)	(3,754)	(6,903)	(1,792)			(8,695)
Cash dividends paid on common and preferred stock	(380)	(398)	(408)	(408)	(1,594)	(409)	(430)			(839)
Proceeds from issuance of common stock	25	906	17	18	966	95	200			295
Purchases of treasury stock	—	—	—	—	—	(56)	(61)			(117)
Contributions from (distributions to) noncontrolling interests, net	63	51	39	47	200	50	(12)			38
Deferred payments for purchases of assets and businesses	—	—	—	(417)	(417)	—	—			—
Other financing, net	(118)	(40)	(37)	(41)	(236)	(105)	(53)			(158)
Financing cash flow from continuing operations	(928)	(1,243)	(1,693)	(971)	(4,835)	(7,328)	(2,148)	—	—	(9,476)
Financing cash flow from discontinued operations	(4)	—	(2)	(3)	(9)	—	—			—
Net cash used by financing activities	(932)	(1,243)	(1,695)	(974)	(4,844)	(7,328)	(2,148)	—	—	(9,476)

Increase (decrease) in cash, cash equivalents, restricted cash and restricted cash equivalents	485	(282)	(164)	(150)	(111)	1,801	341	—	—	2,142
Cash, cash equivalents, restricted cash and restricted cash equivalents - beginning of period	2,157	2,642	2,360	2,196	2,157	2,046	3,847	4,188	4,188	2,046
Cash, cash equivalents, restricted cash and restricted cash equivalents - end of period	$2,642	$2,360	$2,196	$2,046	$2,046	$3,847	$4,188	$4,188	$4,188	$4,188

SCHEDULE 6b
Occidental Petroleum Corporation
Detail of Free Cash Flow, Capital Expenditures and Depreciation, Depletion and Amortization
(amounts in millions)

	2025					2026
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Free Cash Flow Before Working Capital - Continuing Operations (Non-GAAP)
Operating cash flow from continuing operations (GAAP)	$2,032	$2,729	$2,447	$2,398	$9,606	$1,392	$5,086	$—	$—	$6,478
Plus: Working capital and other, net - continuing operations	739	(321)	502	147	1,067	1,859	(476)	—	—	1,383
Operating cash flow from continuing operations before working capital (Non-GAAP)	2,771	2,408	2,949	2,545	10,673	3,251	4,610	—	—	7,861
Less: Capital expenditures, net of noncontrolling interest - continuing operations (Non-GAAP)	(1,619)	(1,654)	(1,473)	(1,481)	(6,227)	(1,504)	(1,589)	—	—	(3,093)
Free Cash Flow Before Working Capital - Continuing Operations (Non-GAAP)	$1,152	$754	$1,476	$1,064	$4,446	$1,747	$3,021	$—	$—	$4,768

Capital Expenditures, Net of Noncontrolling Interest - Continuing Operations (Non-GAAP)
Oil & Gas	$(1,546)	$(1,517)	$(1,299)	$(1,253)	$(5,615)	$(1,380)	$(1,458)	$—	$—	$(2,838)
Midstream & Marketing	(129)	(168)	(187)	(236)	(720)	(165)	(115)	—	—	(280)
Corporate	(7)	(20)	(26)	(39)	(92)	(9)	(16)	—	—	(25)
Total Capital Expenditures - Continuing Operations (GAAP)	(1,682)	(1,705)	(1,512)	(1,528)	(6,427)	(1,554)	(1,589)	—	—	(3,143)
Contributions from noncontrolling interests	63	51	39	47	200	50	—	—	—	50
Capital Contributions, Net of Noncontrolling Interest - Continuing Operations (Non-GAAP)	$(1,619)	$(1,654)	$(1,473)	$(1,481)	$(6,227)	$(1,504)	$(1,589)	$—	$—	$(3,093)

Depreciation, Depletion and Amortization - Continuing Operations
Oil & Gas
United States	$1,582	$1,590	$1,703	$1,725	$6,600	$1,560	$1,619	$—	$—	$3,179
International	120	128	139	128	515	130	126	—	—	256
Midstream & Marketing	73	74	74	73	294	71	68	—	—	139
Corporate	29	31	31	33	124	33	34	—	—	67
Depreciation, Depletion and Amortization - Continuing Operations	$1,804	$1,823	$1,947	$1,959	$7,533	$1,794	$1,847	$—	$—	$3,641

Non-GAAP Measures. Operating cash flow before working capital - continuing operations, capital expenditures, net of noncontrolling interest - continuing operations and free cash flow before working capital - continuing operations are non-GAAP measures. Occidental defines operating cash flow before working capital - continuing operations as operating cash flow less working capital from continuing operations. Capital expenditures, net of noncontrolling interest - continuing operations is defined as capital expenditures from continuing operations less contributions from noncontrolling interest. Free cash flow before working capital - continuing operations is defined as operating cash flow before working capital - continuing operations less capital expenditures, net of noncontrolling interest - continuing operations. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow and capital expenditures are considered representative of management's performance over the long term, and operating cash flow before working capital - continuing operations, capital expenditures, net of noncontrolling interest - continuing operations and free cash flow before working capital - continuing operations are not considered to be alternatives to reported operating cash flow and capital expenditures in accordance with GAAP.

SCHEDULE 7
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographic Locations
TOTAL REPORTED PRODUCTION

	2025					2026
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	754	770	800	818	786	787	804			796
Rockies & Other Domestic	292	272	288	284	284	281	280			280
Gulf of America	121	125	139	144	132	138	144			141
Total	1,167	1,167	1,227	1,246	1,202	1,206	1,228	—	—	1,217

International
Algeria and Other International	33	31	30	31	31	28	27			28
Al Hosn	90	84	93	91	89	86	74			80
Dolphin	36	42	41	41	40	35	36			35
Oman	65	76	74	72	72	71	68			69
Total	224	233	238	235	232	220	205	—	—	212

TOTAL REPORTED PRODUCTION	1,391	1,400	1,465	1,481	1,434	1,426	1,433	—	—	1,429

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	404	410	422	427	416	408	407			407
Rockies & Other Domestic	95	88	95	88	92	88	86			88
Gulf of America	102	106	117	121	112	116	121			118
Total	601	604	634	636	620	612	614	—	—	613
NGL (MBBL)
Permian	188	196	208	213	201	204	213			209
Rockies & Other Domestic	77	74	80	79	78	78	79			79
Gulf of America	8	9	10	10	9	10	11			10
Total	273	279	298	302	288	292	303	—	—	298
Natural Gas (MMCF)
Permian	974	982	1,019	1,069	1,011	1,052	1,106			1,081
Rockies & Other Domestic	718	659	678	700	686	687	687			680
Gulf of America	64	60	73	78	68	74	74			75
Total	1,756	1,701	1,770	1,847	1,765	1,813	1,867	—	—	1,836

International
Oil (MBBL)
Algeria and Other International	27	26	25	26	26	23	21			23
Al Hosn	15	14	16	16	15	14	13			13
Dolphin	6	7	6	6	6	6	6			6
Oman	55	66	65	63	62	62	59			60
Total	103	113	112	111	109	105	99	—	—	102
NGL (MBBL)
Algeria and Other International	3	3	2	2	3	2	3			2
Al Hosn	28	26	29	28	27	27	22			24
Dolphin	8	8	8	8	8	7	5			6
Total	39	37	39	38	38	36	30	—	—	32
Natural Gas (MMCF)
Algeria and Other International	17	14	16	15	15	14	14			14
Al Hosn	284	263	296	285	283	268	235			255
Dolphin	134	162	159	159	154	137	153			143
Oman	58	60	57	55	56	55	54			55
Total	493	499	528	514	508	474	456	—	—	467

SCHEDULE 8

Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographic Locations

	2025					2026
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	1,167	1,167	1,227	1,246	1,202	1,206	1,228			1,217

International
Algeria and Other International	34	31	30	30	31	30	27			28
Al Hosn	90	84	93	91	90	86	74			80
Dolphin	36	42	41	41	40	35	35			35
Oman	64	73	77	72	71	71	69			70
Total	224	230	241	234	232	222	205	—	—	213

TOTAL REPORTED SALES	1,391	1,397	1,468	1,480	1,434	1,428	1,433	—	—	1,430

REALIZED PRICES
United States
Oil ($/BBL)	$70.80	$62.83	$64.55	$58.28	$64.01	$70.31	$96.93			$83.72
NGL ($/BBL)	$25.67	$20.05	$18.98	$15.79	$19.96	$18.45	$23.79			$21.19
Natural Gas ($/MCF)	$2.42	$1.33	$1.48	$1.12	$1.58	$1.01	$(1.48)			$(0.26)

International
Oil ($/BBL)	$72.59	$68.88	$66.03	$64.68	$67.93	$67.59	$95.83			$81.32
NGL ($/BBL)	$27.85	$25.72	$24.40	$23.78	$25.43	$23.52	$33.49			$28.08
Natural Gas ($/MCF)	$1.90	$1.90	$1.89	$1.87	$1.89	$1.93	$1.95			$1.94

Total Worldwide
Oil ($/BBL)	$71.07	$63.76	$64.78	$59.22	$64.60	$69.91	$96.78			$83.37
NGL ($/BBL)	$25.94	$20.71	$19.60	$16.68	$20.60	$18.99	$24.64			$21.86
Natural Gas ($/MCF)	$2.30	$1.46	$1.57	$1.29	$1.65	$1.20	$(0.80)			$0.19

Index Prices
WTI Oil ($/BBL)	$71.42	$63.74	$64.93	$59.14	$64.81	$71.93	$92.79			$82.36
Brent Oil ($/BBL)	$74.89	$66.59	$68.14	$63.09	$68.18	$77.93	$97.06			$87.49
NYMEX Natural Gas ($/MCF)	$3.62	$3.68	$3.28	$3.61	$3.55	$3.93	$2.89			$3.41

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	100%	100%	100%	100%	100%	97%	104%	#DIV/0!	#DIV/0!	101%
Worldwide Oil as a percentage of Brent	95%	96%	95%	94%	95%	90%	100%	#DIV/0!	#DIV/0!	95%
Worldwide NGL as a percentage of WTI	36%	32%	30%	28%	32%	26%	27%	#DIV/0!	#DIV/0!	27%
Worldwide NGL as a percentage of Brent	35%	31%	29%	26%	30%	24%	25%	#DIV/0!	#DIV/0!	25%
Domestic Natural Gas as a percentage of NYMEX	67%	36%	45%	31%	45%	26%	-51%	#DIV/0!	#DIV/0!	-8%

SCHEDULE 9

Occidental Petroleum Corporation
Oil & Gas Metrics

	2025					2026
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$9.05	$8.55	$8.11	$7.77	$8.35	$7.85	$7.80			$7.82
International	$13.20	$10.82	$11.65	$12.26	$11.97	$13.30	$13.20			$13.25
Total Oil and Gas	$9.72	$8.93	$8.69	$8.48	$8.94	$8.70	$8.57			$8.63

Transportation costs ($/BOE)
United States	$3.73	$3.65	$3.49	$3.44	$3.58	$3.46	$3.41			$3.44
Total Oil and Gas	$3.25	$3.17	$3.03	$3.01	$3.11	$3.04	$3.03			$3.04

Taxes other than on income ($/BOE)
United States	$2.42	$2.43	$2.12	$2.09	$2.26	$2.27	$2.99			$2.64
Total Oil and Gas	$2.07	$2.07	$1.80	$1.79	$1.93	$1.96	$2.59			$2.28

DD&A expense ($/BOE)
United States	$15.06	$14.98	$15.08	$15.05	$15.05	$14.37	$14.49			$14.43
International	$5.93	$6.10	$6.27	$5.98	$6.07	$6.51	$6.75			$6.62
Total Oil and Gas	$13.59	$13.52	$13.63	$13.62	$13.59	$13.15	$13.38			$13.27

G&A and other operating expenses ($/BOE)	$2.61	$3.58	$2.56	$2.80	$2.88	$2.79	$2.77			$2.78

Exploration Expense ($ millions)
United States	$18	$62	$39	$18	$137	$78	$20			$98
International	37	21	27	27	112	32	17			49
Total Exploration Expense	$55	$83	$66	$45	$249	$110	$37	$—	$—	$147

Capital Expenditures ($ millions)
Permian	$(900)	$(907)	$(812)	$(748)	$(3,367)	$(721)	$(731)			$(1,452)
Rockies & Other Domestic	(236)	(206)	(169)	(207)	(818)	(195)	(231)			(426)
Gulf of America	(220)	(189)	(89)	(18)	(516)	(147)	(271)			(418)
International	(111)	(125)	(125)	(144)	(505)	(141)	(144)			(285)
Exploration Drilling	(79)	(90)	(104)	(136)	(409)	(176)	(81)			(257)
Total Oil and Gas	$(1,546)	$(1,517)	$(1,299)	$(1,253)	$(5,615)	$(1,380)	$(1,458)	$—	$—	$(2,838)